Exhibit 10.6

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                         RECONSTRUCTION DATA GROUP, INC.
                                       AND
                                 VERDISYS, INC.

THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), is dated as of April 24, 2003, by and between Reconstruction Data Group, Inc. ("RDGI") a California corporation whose principal place of business is located at 11650 Iberia Place, Suite 201, San Diego, California 92128, such corporation being herein sometimes called the "Surviving Corporation," and Verdisys, Inc. ("Verdisys"), a California corporation whose principal place of business is located at 10600 N. De Anza Boulevard, Suite 250, Cupertino, CA 95014, such corporation being herein sometimes called the "Disappearing Corporation," with RDGI and Verdisys being herein sometimes collectively called the "Constituent Corporations." This agreement replaces all preceding agreements.


SECTION 1. NAME OF SURVIVING CORPORATION; ARTICLES OF INCORPORATION AND BY-LAWS;
           BOARD OF DIRECTORS; OFFICERS

     1.1 Name of Surviving Corporation. The corporation which shall survive the merger ("Merger") contemplated hereby is RDGI, Inc., a California corporation. However, immediately following the Effective Time (as defined in Section 3.2 hereof), the name of the Surviving Corporation shall be changed to "Verdisys, Inc."

     1.2 Articles of Incorporation and By-laws: The articles of incorporation (as defined in California Corporate Statutes) and the by-laws of RDGI, Inc. as in effect at the Effective Time (as defined in Section 3.2 hereof) shall from and after the Effective Time be the articles of incorporation and the by-laws of the Surviving Corporation until they are amended.

          1.3.1 Board of Directors and Officers: The directors and officers of Verdisys, as of the Effective Time shall be the directors and the officers of the Surviving Corporation, each to serve, in each case until his respective successor shall have been elected and qualified

     1.4 Employees and Consultants: All employees of Verdisys shall remain employees of the Surviving Corporation following the Effective Time, at the sole discretion of the directors and officers of the Surviving Corporation.

RDGI Initial_____                                         Verdisys Initial______

SECTION 2. STATUS AND CONVERSION OF SECURITIES

     2.1  Stock of Disappearing Corporation:

          (a) Verdisys Common Stock. Each share of common stock, par value $0.001 per share, of Verdisys ("Verdisys Common Stock") outstanding at the Effective Time shall, subject to compliance with Section 2.1(d), be converted into and exchanged for one (1) share of common stock, par value $ 0.001 per share, of RDGI ("RDGI Common Stock"), except that shares of Verdisys Common Stock held in Verdisys' treasury at the Effective Time, if any, shall be cancelled.

          (b) Dissenter's Rights. Notwithstanding Section 2.1(a), no share of RDGI Common Stock shall be issued in respect of any shares of Verdisys Common Stock, the holders of which shall object to the Merger in writing and demand payment of the value of their shares pursuant to the General Corporation Law of the State of California and as a result payment therefore is made, such holders to have only the rights provided by such law.

          (c) Surrender and Exchange of Verdisys Common Stock. Subject to the provisions of Section 2.1(a) and 2.1(d), after the Effective Time, each holder of an outstanding certificate or certificates ("Old Certificates") theretofore representing shares of Verdisys Common Stock, upon surrender thereof to Randall J. Lanham, Esq. ("Exchange Agent"), at 28562 Oso Parkway, Unit D, Rancho Santa Margarita, California 92688, shall be entitled to receive in exchange therefore a certificate or certificates ("New Certificates"), which RDGI agrees to make available to the Exchange Agent as soon as practicable after the Effective Time, representing the number of whole shares of RDGI Common Stock rounded up to the nearest whole share into and for which the shares of Verdisys Common Stock theretofore represented by such surrendered Old Certificates have been converted. No certificates or scrip for fractional shares of RDGI Common Stock will be issued, no RDGI stock split or dividend shall relate to any fractional share interest, and no such fractional share interest shall entitle the owner thereof to vote or to any rights of a shareholder of RDGI.

          (d) Endorsement of Shares of Verdisys Common Stock. The Old Certificates to be surrendered by the holders of Verdisys Common Stock shall be properly endorsed and otherwise in proper form for transfer in accordance with the share exchange instructions provided to the holders of such securities.

          (e) Stock Transfers. As of the Effective Time, no transfer of the shares of Verdisys Common Stock outstanding prior to the Effective Time shall be made on the stock transfer book of the Surviving Corporation. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation, they shall be exchanged pursuant to Section 2.1 (c).

     2.2 Assumption and Recognition of Verdisys Options: On and after the Effective Time, RDGI shall assume and recognize any vested or unvested stock options outstanding with respect to Verdisys Common Stock.

     2.3 Nonassumption or Nonrecognition of RDGI Options: On and after the Effective Time, Verdisys shall neither assume nor recognize any stock options outstanding with respect to RDGI Common Stock. It is the intention of RDGI to cause all outstanding stock options to be cancelled or exercised prior to the Effective Time.

     2.4 Capital Stock of RDGI. All issued shares of RDGI Common Stock outstanding prior to the Effective Time shall continue unchanged as securities of the Surviving Corporation.


SECTION 3. STOCKHOLDER APPROVALS; BOARDS OF DIRECTORS' RECOMMENDATIONS;  FILING;
           EFFECTIVE TIME

     3.1 Stockholder Approvals; Boards of Directors' Recommendations: Meetings of the stockholders of Verdisys and RDGI shall be held in accordance with the General Corporation Law of the State of California, in accordance with any and all applicable federal laws or regulations or SEC provisions, respectively, as promptly as possible, after at least 20 days' prior written notice thereof to the stockholders of the respective Constituent Corporations, in each case, among other things, to consider and vote upon the adoption and approval of this Agreement, the Merger and the other transactions, if any, contemplated hereby. In the event that either party hereto is able to obtain the written consent of the owners of a majority of its outstanding shares of capital stock in favor of the Merger, then no notice of a stockholders' meeting need be given to such party's stockholders and no proxies need to be solicited from such stockholders to accomplish the Merger. Subject to its fiduciary duty to its stockholders, the Board of Directors of RDGI shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved. Subject to its fiduciary duties to its stockholders, the Board of Directors of Verdisys shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved.

     3.2 Filing; Effective Time: As soon as practicable after the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby, if any, by the respective stockholders of each of the Constituent Corporations (unless one or more of the conditions contained in Sections 7 and 8 have not then been fulfilled or waived, then as soon as practicable after the fulfillment or waiver of all such conditions), an appropriate certificate of merger in the form required by California law shall be executed and filed in the office of the Secretary of State of the State of California, at which time the Merger shall become effective (the "Closing" or the "Effective Time"). The parties intend the Closing to take place no later than 5:00 p.m., Pacific Standard Time, on May 30, 2003.


SECTION 4. CERTAIN EFFECTS OF THE MERGER

     4.1 Effects of Merger: When the Merger becomes effective, the separate existence of Verdisys shall cease, Verdisys shall be merged into RDGI, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively as possible the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of any jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.


SECTION 5. COVENANTS

     5.1 Covenants of Verdisys: Verdisys agrees that, unless RDGI otherwise agrees in writing:

          (a) Certificate of Incorporation and Bylaws. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to Sections 7 or 8 or otherwise ("Release Time"), no amendment will be made in the certificate of incorporation or bylaws of Verdisys;

          (b) Dividends and Purchases of Stock. Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid or affected by Verdisys in respect of the outstanding shares of Verdisys Common Stock.

          (c) Access. Until the Release Time, Verdisys will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of RDGI free and full access to the plants, premises, properties, books and records of Verdisys, will permit them to make extracts from and copies of such books and records, and will from time to time furnish RDGI with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Verdisys as RDGI from time to time may request.

          (d) Conduct of Business. Until the Release Time, Verdisys shall conduct its affairs so that at the Effective Time no representation or warranty of Verdisys will be inaccurate, no covenant or agreement of Verdisys will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of Verdisys. Except as otherwise requested by RDGI in writing, until the Release Time, Verdisys will use its best efforts to preserve the business operations of Verdisys intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Verdisys, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, Verdisys will conduct its business and operations in all respects only in the ordinary course.

          (e) Advice of Changes. Until the Release Time, Verdisys will immediately advise RDGI in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the Verdisys Disclosure Letter (as defined in Section 6.1 (a)), which (if existing and known at any time prior to or at the Effective
               Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the
               Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

          (f) Confidentiality. Verdisys shall ensure that all confidential information which Verdisys or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of RDGI, any of RDGI affiliate, or any customer or supplier of RDGI or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of Verdisys, in each case without the prior written consent of RDGI; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to
               Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Verdisys, of any affiliate of any of them, or (insofar as such confidential information was obtained directly by Verdisys or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. Verdisys shall, and shall cause all other such persons and entities to, deliver to RDGI all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to
               Section 7 or 8 or otherwise.

          (g) Public Statements. Before Verdisys releases any information concerning this Agreement, the Merger, or any of the other transaction contemplated by this Agreement which is intended for or may result in public dissemination thereof, Verdisys shall cooperate with RDGI, shall furnish drafts of all documents or proposed oral statements to RDGI for comments, and shall not release any such information without the written consent of RDGI. Nothing contained herein shall prevent Verdisys from releasing any information if required to do so by law.

          (h) Indemnification. Verdisys agrees to indemnify and hold harmless RDGI and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities (including personal liabilities of certain executives and directors), claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.1(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) an untrue statement or alleged untrue statement of a material fact contained in this

               Agreement or any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated in this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, Verdisys or any Verdisys security holder or (ii) any breach of any representation, warranty, covenant or agreement of Verdisys contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Verdisys may otherwise have, including liabilities arising under this Agreement.

     5.2 Covenants of RDGI: RDGI agrees that, unless Verdisys otherwise agrees in writing:


          (a) Articles of Incorporation and Bylaws. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise ("Release Time"), no amendment will be made in the articles of incorporation or bylaws of RDGI.

          (b) Shares and Options. Until the Release Time, no shares of capital stock of RDGI, options or warrants for such shares, rights to subscribe to or purchase such shares, or securities convertible into or exchangeable for such shares, shall be issued, granted or sold by RDGI, otherwise than as may be required upon the exercise of RDGI stock options.

          (c) Dividends and Purchases of Stock. Until the Release Time, no dividend or stock split shall be authorized, declared, paid or affected by RDGI in respect of the outstanding shares of RDGI Common Stock.

          (d) Assets/Liabilities/Borrowing of Money. Until the Release Time, RDGI shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business. At the Closing, RDGI shall have no assets, no liabilities and no contracts in force or effect.

          (e) Access. Until the Release Time, RDGI will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of Verdisys free and full access to the plants, premises, properties, books and records of RDGI and the RDGI Subsidiaries, will permit them to make extracts from and copies of such books and records, and will from time to time furnish Verdisys with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of RDGI and the RDGI Subsidiaries as Verdisys from time to time may request.

          (f) Conduct of Business. Until the Release Time, RDGI shall conduct its affairs so that at the Effective Time no representation or warranty of RDGI will be inaccurate, no covenant or agreement of RDGI will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of RDGI. Except as otherwise requested by Verdisys in writing, until the Release Time, RDGI will use its best efforts to preserve the business operations of RDGI intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of RDGI, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, RDGI will conduct its business and operations in all respects only in the ordinary course.

          (g) Advice of Changes. Until the Release Time, RDGI will immediately advise Verdisys in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the RDGI Disclosure Letter [as defined in Section 6.02 (a)], which (if existing and known at any time prior to or at the Effective
               Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the
               Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

          (h) Confidentiality. RDGI shall ensure that all confidential information which RDGI or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of Verdisys, any Verdisys affiliate, or any customer or supplier of Verdisys or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of RDGI, in each case without the prior written consent of Verdisys; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of RDGI or of any of its affiliates, or (insofar as such confidential information was obtained directly by RDGI, any

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

               RDGI Subsidiary, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. RDGI shall, and shall cause all other such persons and entities to, deliver to Verdisys all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to
               Section 7 or 8 or otherwise.

          (i) Public Statements. Before RDGI releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for or may result in public dissemination thereof, RDGI shall cooperate with Verdisys, shall furnish drafts of all documents or proposed oral statements to Verdisys for comments, and shall not release any such information without the written consent of
               Verdisys Nothing contained herein shall prevent RDGI from releasing any information if required to do so by law.

          (j) Indemnification. RDGI agrees to indemnify and hold harmless Verdisys and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities, claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.3(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) untrue statement or alleged untrue statement of a material fact contained in this Agreement or in any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, RDGI, any RDGI Subsidiary, or any RDGI security holder or (ii) any breach of any representation, warranty, covenant or agreement of RDGI contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability RDGI may otherwise have, including liabilities arising under this Agreement.

SECTION 6. REPRESENTATIONS AND WARRANTIES

     6.1  Certain   Representations   and   Warranties  of  Verdisys:   Verdisys
          represents and warrants to RDGI as follows:

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

          (a) Disclosures. Verdisys is incorporated in the State of California; its principal place of business is in Texas; the jurisdictions in which it is qualified to do business are California and Texas; and the business which it presently conducts and which it contemplates conducting is oil and gas services, including lateral drilling and satellite services. Verdisys is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Verdisys is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

          (b) Capitalization. The authorized capital stock of Verdisys consists of 60,000,000 shares of Verdisys Common Stock, and 40,000,000 shares of Preferred Stock, zero par values, of which 17,935,137 Common shares. Verdisys is conducting a private placement of its common shares and prior to Closing may issue up to five million additional common shares pursuant to such placement. In addition, prior to Closing Verdisys anticipates conversion of 3,650,909 currently outstanding warrants into common stock. Prior to Closing, Verdisys anticipates conversion of currently outstanding Series B Preferred Stock into 1,410,000 common shares of Verdisys, and conversion of Series C Preferred Stock into 2 million common shares of Verdisys. Verdisys also has convertible notes outstanding that are convertible into 2,971,988 shares of common stock. Each of such outstanding shares of Verdisys Common and Preferred Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned of record and beneficially by the following persons in the case of Verdisys in accordance with the following table:

               SEE Exhibit "A"

               in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. Other than the shares and convertible securities disclosed herein, There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Verdisys or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Verdisys, and there is outstanding no security or other instrument convertible into or exchangeable for capital stock of Verdisys.

          (c) Financial Condition. Verdisys has delivered to RDGI true and correct copies of its unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of such statements:

               (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Verdisys.

               (ii) Verdisys has not authorized,  declared, paid or affected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of Verdisys.

          (d) Tax and Other Liabilities. To its knowledge, Verdisys has no material liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by Verdisys to RDGI. Verdisys has filed all federal, state and local tax returns required to be filed by it, and all such tax returns are true and correct and all taxes due by Verdisys have been paid.

          (e) Litigation and Claims. Except as previously disclosed to RDGI, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to Verdisys, with respect to Verdisys or any of its businesses, properties or assets.

          (f) Properties. Verdisys has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in the financial statements and other disclosures by Verdisys to RDGI).

          (g) Retirement Plans. Verdisys has no pension, profit sharing or other incentive plans or any outstanding bonuses, incentive compensation, vacations, severance pay, insurance or other benefits, except as previously disclosed to RDGI.

          (h)  Authority  to  Merge.   Verdisys  has  all  requisite  power  and
               authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Verdisys have been taken to authorize the execution, delivery and performance of this Agreement by Verdisys, other than approval of the holders of Verdisys Common Stock. This Agreement has been duly authorized, executed and delivered by Verdisys, constitutes the legal, valid and binding obligation of Verdisys, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by Verdisys for the execution, delivery or performance of this Agreement by Verdisys. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which Verdisys is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the Verdisys Disclosure Letter). At the Effective Time, the Surviving Corporation will acquire all right, title and interest of Verdisys in and to all of its properties and assets, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances (except those listed in Section D of the Verdisys Disclosure Letter).

     6.2 Certain Representations and Warranties of RDGI: RDGI represents and warrants to Verdisys as follows:

          (a) Disclosure Letter. RDGI is incorporated in California; its principal place of business is in California; the jurisdiction in which it is qualified to do business is California; and the business which it presently conducts and which it contemplates conducting will be sold to a private party prior to the Closing.. RDGI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. RDGI is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

          (b) Capitalization. The authorized capital stock of RDGI consists of 50,000,000 shares of RDGI Common Stock, and zero shares of
               Preferred  Stock,   $0.001  par  value,  of  which  approximately
               3,651,500 shares of Common Stock and zero shares of Preferred Stock are outstanding. Immediately prior to Closing, RDGI shall cause to be cancelled 2,500,000 shares of common stock. Each of such outstanding shares of RDGI Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of RDGI or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of RDGI. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of RDGI.

          (c) Financial Condition. RDGI has delivered to Verdisys true and correct copies of its audited and unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of the aforementioned financial statements: (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of RDGI; (ii) RDGI has not authorized, declared, paid or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of RDGI.

          (d) Tax and Other Liabilities. RDGI has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by RDGI to Verdisys.

          (e) Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to RDGI, with respect to RDGI or any of its businesses, properties or assets, other than those proceedings previously disclosed to Verdisys.

          (f) Properties. RDGI has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in Section D of the RDGI Disclosure Letter).

          (g) Authority to Merge. RDGI has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of RDGI have been taken to authorize the execution, delivery and performance of this Agreement by RDGI, other than approval of the holders of RDGI Common Stock. This

               Agreement has been duly authorized, executed and delivered by RDGI, constitutes the legal, valid and binding obligation of RDGI, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by RDGI for the execution, delivery or performance of this Agreement by RDGI. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which RDGI is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the RDGI Disclosure Letter).

SECTION 7. ABANDONMENT AND TERMINATION

     7.1 Right of RDGI to Abandon: RDGI's Board of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

          (a) Accuracy of Representations and Compliance with Conditions: All representations and warranties of Verdisys contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by Verdisys and regardless of knowledge or lack thereof on the part of Verdisys or changes beyond their control; as of the Effective Time, Verdisys shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and RDGI shall have received a certificate executed by the chief executive officer and the chief financial officer of Verdisys dated the Effective Time to that effect.

          (b) Other Closing Documents: Verdisys shall have delivered to RDGI at or prior to the Effective Time such other documents as RDGI may reasonably request in order to enable RDGI to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

          (c) Legal Action: There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

     7.2 Right of Verdisys to Abandon: The Board of Directors of Verdisys shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

          (a) Accuracy of Representations and Compliance with Conditions. All representations and warranties of RDGI contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by RDGI and regardless of knowledge or lack thereof on the part of RDGI or changes beyond their control; as of the Effective Time, RDGI shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and Verdisys shall have received a certificate executed by the chief executive officer and the chief financial officer of the RDGI dated the Effective Time to that effect.

          (b) Other Closing Documents. RDGI shall have delivered to Verdisys at or prior to the Effective Time such other documents as Verdisys may reasonably request in order to enable Verdisys to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

          (c) Legal Action. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.


SECTION 8. ADDITIONAL TERMS OF ABANDONMENT

     8.1 Mandatory Abandonment: The Merger shall be abandoned or terminated if the holders of at least the requisite majority of the shares of any of the Constituent Corporations, as required by applicable state laws, shall not have voted in favor of the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby.

     8.2 Optional Abandonment: In addition to the provisions of Section 7, the Merger may be abandoned or terminated at or before the Effective Time, notwithstanding the adoption and approval of this Agreement, the
          Merger and the other transactions contemplated hereby by the stockholders of the parties hereto:

          (a) by mutual agreement of the Boards of Directors of the Constituent Corporations; or

          (b) At the option of any of the respective Boards of Directors of the Constituent Corporations, if the Effective Time shall not have occurred on or before May 30, 2003;

     8.3 Effect of Abandonment: If the Merger is rightfully abandoned or terminated as provided in Section 7 or this Section 8:

          (a) this Agreement shall forthwith become wholly void and of no effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person, employee, counsel, agent or shareholder thereof; and

          (b) the Constituent Corporations shall each pay and bear its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and its respective meetings of stockholders, including fees and expenses of its counsel, accountants, investment banking firm and other experts.

SECTION 9. GENERAL PROVISIONS

     9.1 Further Actions: At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     9.2 Amendments: This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. This Agreement may be amended prior to the Effective Time (notwithstanding stockholder adoption and approval) by a written instrument executed by the Constituent Corporations with the approval of their respective Boards of Directors.

     9.3 Notices: Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express or similar overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement. Notices hereunder shall be deemed delivered only upon actual delivery against a signed receipt.

     9.4 Waiver: Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors of the waiving party.

     9.5 Binding Effect: The provisions of this Agreement shall be binding upon and inure to the benefit of the Constituent Corporations and their respective successors and assigns and shall inure to the benefit of each indemnity.

     9.6 Separability: If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     9.7 Headings: The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     9.8 Counterparts; Governing Law: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, this Agreement has been approved by resolutions duly adopted by the Board of Directors of each of the Constituent Corporations and has been signed by duly authorized officers of each of the Constituent Corporations, and each of the Constituent Corporations has caused its corporate seal to be hereunto affixed and attested by the signature of its Secretary or Assistant Secretary, all as of the date first above written.


RECONSTRUCTION DATA GROUP, INC.



/s/ Scott Baker
-------------------------------------
Scott Baker
President and Chief Executive Officer


VERDISYS, INC.

/s/ Dan Williams
-------------------------------------
Dan Williams
President and Chief Executive Officer